UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2003

                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)

           Delaware                       0-21123                33-0714264
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

           2909 Daimler Street
         Santa Ana, California                                     92705
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99                Press Release, dated as of May 13, 2003.

Item 9.   Regulation FD Disclosure.

     The information contained in this Item 9 is provided under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

     On May 13, 2003, SRS Labs, Inc. (the "Company") issued a press release announcing its operating results for the first quarter of the fiscal year ending December 31, 2003. Attached as Exhibit 99 to this report is a copy of the Company's press release, which is incorporated herein by reference.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SRS LABS, INC,
                                           a Delaware corporation

Date: May 13, 2003                     By:          /S/ THOMAS C. K. YUEN
                                           -------------------------------------
                                                      Thomas C. K. Yuen
                                                Chairman of the Board and
                                                  Chief Executive Officer


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